Equity securities, at fair value	12 Months Ended
Dec. 31, 2021
Equity Securities At Fair Value
Equity securities, at fair value

Note 22.     Equity securities, at fair value

On March 29, 2017, the Group announced that the respective boards of directors of WISeKey and OpenLimit Holding AG (DE: O5H) (“OpenLimit“) had decided that discussions in relation to a possible merger transaction between WISeKey and OpenLimit as previously announced on July 25, 2016 were not being further pursued. The interim financing provided by WISeKey to OpenLimit in a principal amount of EUR 750,000 was, in accordance with applicable terms of a convertible loan agreement, converted into OpenLimit Shares issued by OpenLimit out of its existing authorized share capital. The conversion price was set at 95% of the volume weighted average price (“VWAP”) of the OpenLimit shares traded on the Frankfurt stock exchange as reported by the Frankfurt stock exchange for the ten trading days immediately preceding and including March 29, 2017. WISeKey received 2,200,000 newly issued fully fungible listed OpenLimit Shares representing – post issuance of these new shares – an 8.4% stake in OpenLimit on an issued share basis. The effective conversion ratio was EUR 0.3409 per share. The equity securities were fair valued at market price on the date of the transaction to USD 846,561.

As at December 31, 2021, the fair value was recalculated using the closing market price on the Frankfurt Stock Exchange of EUR 0.0005 (USD 0.0006) and amounted to USD 1,251. The difference of USD 300,050 from the fair value at December 31, 2020 (USD 301,301) was accounted for in the income statement as a non-operational expense.